EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Journal Media Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, TIMOTHY E. STAUTBERG and JASON R. GRAHAM, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.01 par value per share, pursuant to the Journal Media Group, Inc. Long-Term Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 11th day of May, 2015.

/s/ Steven J. Smith
Steven J. Smith

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Journal Media Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, TIMOTHY E. STAUTBERG and JASON R. GRAHAM, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.01 par value per share, pursuant to the Journal Media Group, Inc. Long-Term Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 11th day of May, 2015.

/s/ Stuart Aitken
Stuart Aitken

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Journal Media Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, TIMOTHY E. STAUTBERG and JASON R. GRAHAM, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.01 par value per share, pursuant to the Journal Media Group, Inc. Long-Term Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 11th day of May, 2015.

/s/ Jonathan Newcomb
Jonathan Newcomb

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Journal Media Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, TIMOTHY E. STAUTBERG and JASON R. GRAHAM, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.01 par value per share, pursuant to the Journal Media Group, Inc. Long-Term Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 11th day of May, 2015.

/s/ Mary Ellen Stanek
Mary Ellen Stanek

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Journal Media Group, Inc. (the “Company”), does hereby duly constitute and appoint, and by these presents does make, constitute and appoint, TIMOTHY E. STAUTBERG and JASON R. GRAHAM, and each of them, the undersigned’s true and lawful attorneys, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, with full power of substitution and re-substitution, to sign and file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 registering the offer and sale of shares of the Company’s Common Stock, $.01 par value per share, pursuant to the Journal Media Group, Inc. Long-Term Incentive Plan, and any and all amendments and supplements to such Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that such attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 11th day of May, 2015.

/s/ Brian Ross
Brian Ross